Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use of our report for the years ended June 30, 2004 , dated October 1, 2004, in the Form 10-KSB for The American Energy Group, Ltd.

Chisholm, Bierwolf & Nilson
Bountiful, Utah
/s/ October 5, 2004